                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14 a-12

                              MUNDER SERIES TRUST
                             MUNDER SERIES TRUST II
                            THE MUNDER @VANTAGE FUND
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 (MUNDER LOGO)

                   IMPORTANT NOTICE REGARDING YOUR INVESTMENT

October 9, 2006

Dear Munder Funds Shareholder:

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the Munder Funds is scheduled for October 26, 2006. As of the date of this letter, our records indicate that we have not received your important vote.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE ON THE MATTERS AT HAND SO THAT YOUR SHARES MAY BE REPRESENTED IN TIME FOR THE UPCOMING SPECIAL MEETING.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. If you have any questions regarding the proposals, please call this toll-free number 1-800-331-7487. The following voting options have been established for your convenience.

(Telephone graphic)   1.   VOTE BY TOUCH-TONE PHONE. You may cast your vote
                           anytime by telephone by calling 1-866-437-4672 and following the instructions.

(Computer graphic)    2.   VOTE THROUGH THE INTERNET. You may cast your vote
                           anytime using the Internet by logging onto WWW.MYPROXYONLINE.COM and following the instructions on the website.

(Envelope graphic)    3.   VOTE BY MAIL. You may cast your vote by signing,
                           dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided. We recommend, however, that you utilize one of the internet or telephone options to ensure that your response is received in time for the Special Meeting on October 26, 2006.

(Telephone graphic)   4.   TALK TO A REPRESENTATIVE. You may cast your vote by
                           calling one of our representatives on our toll-free proxy hotline at 1-800-331-7487. Representatives are available to record your vote Monday through Friday
                           9:00 a.m. to 10:00 p.m. Eastern Time.

     PLEASE UTILIZE ONE OF THE OPTIONS ABOVE TO VOTE YOUR SHARES TODAY.

Again, please do not hesitate to CALL TOLL-FREE 1-800-331-7487 if you have any questions regarding this proxy solicitation. If you have voted since the mailing of this letter, we apologize for the follow-up mailing and thank you for your participation. Thank you for your assistance with this important matter.

Sincerely,

/S/ John S. Adams
-----------------------------------------
(signature)
John S. Adams
President and Principal Executive Officer
The Munder Funds

                                 (MUNDER LOGO)

                   IMPORTANT NOTICE REGARDING YOUR INVESTMENT

October 9, 2006

Dear Munder Funds Shareholder:

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the Munder Funds is scheduled for October 26, 2006. As of the date of this letter, our records indicate that we have not received your important vote.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE ON THE MATTERS AT HAND SO THAT YOUR SHARES MAY BE REPRESENTED IN TIME FOR THE UPCOMING SPECIAL MEETING.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. If you have any questions regarding the proposals, please call this toll-free number 1-800-331-7487. The following voting options have been established for your convenience:

(Telephone graphic)   1.   VOTE BY TOUCH-TONE PHONE. You may cast your vote
                           anytime by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

(Computer graphic)    2.   VOTE THROUGH THE INTERNET. You may cast your vote
                           using the Internet by logging onto WWW.PROXYVOTE.COM and following the instructions on the website.

(Envelope graphic)    3.   VOTE BY MAIL. You may cast your vote by signing,
                           dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided. We recommend, however, that you utilize one of the internet or telephone options to ensure that your response is received in time for the Special Meeting on October 26, 2006.

(Telephone graphic)   4.   TALK TO A REPRESENTATIVE. You may cast your vote by
                           calling one of our representatives on our toll-free proxy hotline at 1-800-331-7487. Representatives are available to record your vote Monday through Friday
                           9:00 a.m. to 10:00 p.m. Eastern Time.

     PLEASE UTILIZE ONE OF THE OPTIONS ABOVE TO VOTE YOUR SHARES TODAY.

Again, please do not hesitate to CALL TOLL-FREE 1-800-331-7487 if you have any questions regarding this proxy solicitation. If you have voted since the mailing of this letter, we apologize for the follow-up mailing and thank you for your participation. Thank you for your assistance with this important matter.

Sincerely,

/S/ John S. Adams
-----------------------------------------
(signature)
John S. Adams
President and Principal Executive Officer
The Munder Funds

                                 (MUNDER LOGO)

                   IMPORTANT NOTICE REGARDING YOUR INVESTMENT

October 9, 2006

Dear Munder Funds Shareholder:

As discussed in the proxy statement that we previously mailed to you, a Special Meeting of Shareholders of the Munder Funds is scheduled for October 26, 2006. As of the date of this letter, our records indicate that we have not received your important vote.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE ON THE MATTERS AT HAND SO THAT YOUR SHARES MAY BE REPRESENTED IN TIME FOR THE UPCOMING SPECIAL MEETING.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal, please call this toll-free number 1-800-331-7487. The following voting options have been established for your convenience.

(Telephone graphic)   1.   VOTE BY TOUCH-TONE PHONE. You may cast your vote by
                           telephone by calling the toll-free number found on the enclosed proxy ballot(s).

(Computer graphic)    2.   VOTE THROUGH THE INTERNET. You may cast your vote
                           using the Internet by logging onto WWW.PROXYVOTE.COM and following the instructions on the website.

(Envelope graphic)    3.   VOTE BY MAIL. You may cast your vote by signing,
                           dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided. If convenient for you, PLEASE utilize one of the first two options above to ensure that your response is received in time for the Special Meeting on October
                           26, 2006.

     PLEASE UTILIZE ONE OF THE OPTIONS ABOVE TO VOTE YOUR SHARES TODAY.

Again, please do not hesitate to CALL TOLL-FREE 1-800-331-7487 if you have any questions regarding this matter. If you have voted since the mailing of this letter, we apologize for the follow up mailing and thank you for your participation. Thank you for your assistance with this important matter.

Sincerely,

/S/ John S. Adams
-----------------------------------------
(signature)
John S. Adams
President and Principal Executive Officer
The Munder Funds